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                                                                      Exhibit 24

                               POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints David A. Voight as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities to execute in the name of each such person who is then an officer or director of First Citizens the registration statement in connection with First Citizens Banc Corp's merger with Independent Community Banc Corp. and any and all amendments (including post-effective amendments) to the registration statement, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises as fully as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

This power of attorney has been signed effective as of the dates set forth below and by the following persons in the capacities indicated below.


Signature                       Title                             Date
---------                       -----                             ----

/s/ John L. Bacon               Director                   December 13, 2001
-------------------------
John L. Bacon


/s/ Robert L. Bordner           Director                   December 13, 2001
-------------------------
Robert L. Bordner



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/s/ Mary Lee G. Close           Director                    December 13, 2001
-------------------------
Mary Lee G. Close


/s/ Blythe A. Friedley          Director                    December 13, 2001
-------------------------
Blythe A. Friedley


/s/ Richard B. Fuller           Director                    December 13, 2001
-------------------------
Richard B. Fuller


/s/ H. Lowell Hoffman, M.D.     Director                    December 13, 2001
-------------------------
H. Lowell Hoffman, M.D.


/s/ Lowell W. Leech             Chairman of the Board and   December 13, 2001
-------------------------       Director
Lowell W. Leech


/s/ Dean S. Lucal               Director                    December 13, 2001
-------------------------
Dean S. Lucal


/s/ W. Patrick Murray           Director                    December 13, 2001
-------------------------
W. Patrick Murray


/s/ George S. Mylander          Director                    December 13, 2001
-------------------------
George S. Mylander


/s/ Paul H. Pheiffer            Director                    December 13, 2001
-------------------------
Paul H. Pheiffer


/s/ Robert L. Ransom            Director                    December 13, 2001
-------------------------
Robert L. Ransom


/s/ David H. Strack             Director                    December 13, 2001
-------------------------
David H. Strack


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/s/ Richard O. Wagner           Director                      December 13, 2001
-------------------------
Richard O. Wagner


/s/ David A. Voight             President and Director        December 13, 2001
-------------------------
David A. Voight


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